Listing Report:Supplement No. 8 dated Jul 17, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 283261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 24.51%	Starting monthly payment:	$116.13

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1991	Debt/Income ratio:	21%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	52	Length of status:	9y 1m
Amount delinquent:	$519	Revolving credit balance:	$3,420	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	108%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	38	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Minerva	Borrower's state:	Michigan	Borrower's group:	Brighter Financial Future
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 87% )	620-640 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	3 ( 13% )	620-640 (Jun-2007)
Principal balance:	$2,010.09	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Desperately Seeking Funding
Purpose of loan:
The purpose of this loan is to pay off high interest credit cards, payday loans. (explain what you will be using this loan for)

My financial situation:
I am a hardworking healthcare provider. I've had credit for the last 16 years. A year ago, I filed for chapter 7 bankruptcy after maintaining two households(mine and my mom) became too overwhelming. I have since raised my credit score from 545 to 610.

Monthly net income: $ 2552, $890 from second job, and $400 in child support.
Monthly expenses: $
  Housing: $ 1148 mortgage
  Insurance: $ 90.00 house and car
  Car expenses: $ car is paid for in full, $48 gas/month
  Utilities: $ 145
  Phone, cable, internet: $ 210
  Food, entertainment: $ 140
  Clothing, household expenses $150
  Credit cards and other loans: $ 734
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 371287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.77%	Starting monthly payment:	$61.37

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1998	Debt/Income ratio:	20%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,160	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	catcatny	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2007)
Principal balance:	$1,894.90	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
visiting family in California
  Purpose of loan: The last time i saw and visited family in California was X-mas 2007.  Just got caught up with life and making sacrifices and prioritizing.  I have a week vacation from my work now and it would be nice to go on a trip to California and stay the week without worrying about spending and not making payments on bills.

My financial situation: I'm a good candidate for this loan just cause I believe that my plan is realistic.  I have great credit and I previously had a loan for 4000 in re-payment at the moment - payment always on time.

Monthly net income: $ 3000 (lower average amount)
I currently work 2 jobs; 1 in design where I make 35,000 annually - paycheck every 2 weeks of 940, and I work Friday and Saturday nights in a restaurant where my average weekend income is $300 to $500.

Monthly expenses:
$   Housing: $ 1,100
Insurance: is covered by my company
Car expenses: 0 - I don't have a car
Utilities: $ 100
Phone, cable, internet: $ 150  cell and internet
Food, entertainment: $ 200
Clothing, household expenses $ 100
Credit cards and other loans: $ 1100 (this is for all my credit cards, prosper and student loans, I pay more if I have extra money)
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$116.16

Auction yield range:	3.27% - 9.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1989	Debt/Income ratio:	22%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,837	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Sandelynn	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-760 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	720-740 (Mar-2008)
Principal balance:	$4,125.99	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Buying a used car
Thank you for taking time to view my listing.  The purpose of this loan is to purchase a used car for commuting to and from work.
I am a second time borrower here at Prosper.  My current loan is in excellent standing, never having missed a payment.

I am a good candidate for this loan because I have a very steady employment history.  I have been employed for the past 17 years with the same employer.  I am a Social Worker in a skilled nursing facility.  I love the elderly folks I serve everyday and plan to remain there for many more years!  I am regarded among my peers, family, and friends as very trustworthy, hard working and loyal.

I have recovered from a Bankruptcy 4 years ago due to some unavoidable circumstances and have been steadily rebuilding my life and my credit history.  I have had a perfect payment history since that time.  My monthly living expenses are very low and my monthly income is approximately $3,000 which includes income from a home based Avon business, in addition to my full time salary.

I will appreciate any help that I receive from the Prosper members.  Thank you so much.

I

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$79.99

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1993	Debt/Income ratio:	34%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,462	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dnic1973	Borrower's state:	Virginia	Borrower's group:	Credit Card Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008) 600-620 (Nov-2006)
Principal balance:	$3,316.29	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
paying off a very high interest cre
Purpose of loan:
This loan will be used to? Pay off a credit card that the credit card company jacked way up the interest on,
My financial situation:
I am a good candidate for this loan because?i pay all my bills on time,

Monthly net income: $ 3500.00

Monthly expenses: $ 2300.00
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$606.59

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$40	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gorgeousguile	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MBA Tuition, Study Abroad
Purpose of loan:
This loan will cover tuition for attending business school.  I selected Cheung Kong Graduate School of Business because of their great faculty and my respect for the school's founder, Li Ka-Shing, and his business success.  Did you know that he made his first small fortune by selling plastic flowers?  Anyways, I already got admitted to the school.  I also got admitted to the Duke MBA program but tuition alone costs $115,000, which is a bit pricey for me.  Interestingly, it is easier for me to get a loan from Duke than from Cheung Kong because Duke is a name brand school (and six times more expensive).

Cheung Kong Graduate School of Business (http://en.ckgsb.com/article/37/2661.aspx)
This school has a reputation in China as having the best faculty in China http://en.ckgsb.com/faculty/os.aspx
Biography of Li Ka-Shing: http://en.wikipedia.org/wiki/Li_Ka-shing

My financial situation:
I am a great candidate for this loan because I am a U.S. Citizen and I graduated from the University of Texas at Austin McCombs School of Business in Finance and previously took out an undergraduate student loan that was paid off in a timely fashion.

I am only taking out the loan for additional liquidity, not financial distress.  I have a large stock position on Netease (NTES) which recently went up 81% over the past several months.  This one-stock portfolio has been phenomenal.  I do not plan on selling due to the company's great prospects for the future.

I worked as a private equity investor (fund of funds) for six years and recently took time off from Jade Invest (www.jadeinvest.com.cn) in order to spend some more time studying Chinese and work on a consulting business.  After all, I was born in the U.S. and was raised in Texas so I learned Spanish in high school and Japanese in college but never Chinese partly because my parents disapproved due to their nationalistic bias for Taiwan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$565.73

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	36.13%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1985	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	1	Total credit lines:	17	Length of status:	1y 1m
Amount delinquent:	$798	Revolving credit balance:	$2,612	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	competent-loot	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
Purpose of loan:
This loan will be used to assist my Grandson in finishing his last year of college. He only has one year left and all he needs is this amount to finish and graduate. The loan company that we have gone through for the prior years has cut us off due to reaching the maximum amount of credit that they say can be given. He has gone through a lot and throughout it all he has stuck with school and is very driven to get his degree and succeed. His Mother and Father both left him when he was young and I raised him from then on. I wish I could help him but the companies will not except me as a co-signer even though my credit score isn't low at all. He is an incredible kid and despite all that has happend in his life so far he kept on a great clean path and I would really love to have the chance to see him succeed and become a successful man.

My financial situation:
I am a good candidate for this loan because I am an honest and trustworthy person. I am here because despite my good credit and score, student loan companies have decided that a "limit" has been reached stopping my Grandson one year short of getting his degree. I am retired, I own my own house, I own my own car, I pay all my credit cards on time, and I really just want to see my Grandson graduate after all the work he has put into this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 24.86%	Starting monthly payment:	$37.70

Auction yield range:	8.27% - 20.05%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1994	Debt/Income ratio:	42%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$644	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ckw1969	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 680-700 (Jun-2008)
Principal balance:	$1,103.15	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Pay off debts
This loan will be used to? Pay off some small debts.

I have some small debts that I am trying to pay off.  The largest one is to my son's high school; otherwise they will not allow him to return in the Fall (because of this, he was not allowed to attend summer school). While I pay every creditor what I can every month, most of them will not negotiate a lower fee for a longer term and the payments are simply more than I cannot afford right now.  I have (and still am) looking for another job to pick up more income to no avail.

I appreciate anyone and everyone who takes the time to read my loan bid, whether you decide to fund it or not.

Thank you.

Monthly net income: $ 3800.00

Monthly expenses: $
  Housing: $1417
  Insurance: $ 105
  Car expenses: $ 160 for public transportation
  Utilities: $ included in rent
  Phone, cable, internet: $ 200 (cell phone and vpn for internet)
  Food, entertainment: $ 400 food  (teen age son)
  Clothing, household expenses $ 80 for dry cleaning
  Credit cards and other loans: $ $125
  Other expenses: $240 for physical therapy (I have perenial tendonitis).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1985	Debt/Income ratio:	3%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	23y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,350	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bta6518	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 38% )	600-620 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	5 ( 63% )	620-640 (May-2009) 540-560 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Home Improvement -
Purpose of loan:
This loan will be used to?   My fiance and I bought a new house back in 2007 and we need to finish the backyard!  The yard is about 1/2 acre.  I paid off my first loan with Prosper within a year.  This will be my second loan. My total outstanding debt is about $2,500 and my fiance debt only includes the home (I am not on the loan).    I work for Boeing as a Project Manager leading a software program working on the 787.
Monthly net income: $
9,000
Monthly expenses: $
  Housing: $ 1000.
  Insurance: $ 75
  Car expenses: $ 100
  Utilities: $ 100
  Phone, cable, internet: $ 75
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 150
  Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2007	Debt/Income ratio:	56%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,555	Occupation:	Student - Community...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vdub1989	Borrower's state:	Indiana	Borrower's group:	Automotive Technicians
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008) 600-620 (May-2008)
Principal balance:	$3,052.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay off original loan and CC debt
Purpose of loan:
To start off I plan to use this loan to refinance my current prosper loan...I have had this loan for a year now and it has big interest rate, a whopping 27%! Next I am going to pay all my credit cards off; over the course of last year and this year I have successfully paid off 2 credit cards and canceled the accounts (major success for me!) I then wanna cancel two more cards and leave 2 open for credit history sake. Lastly, this loan is gonna help me pay off tool debt from my work...Every week I have to pay the tool distributors about $20 a week towards the purchase of tools, paying my off my debts will help me tremendously towards independence from them.
Last year when taking out my Prosper loan, I had a plan to fix up my car and pay off credit cards, etc...well needless to say I have fixed my car but not the original way I planned; about a month after taking the loan out my car hydro-locked and I had to have the car towed into a dealership to have major repair work done to the car, expensive. After all that went down I went back to the original plan of putting a little money into the car for fun, which I did...the car runs great to this day! Thank You!

My financial situation:
I am qualified for a great loan rate because over the course of the last 2.5 years of establishing a good credit history, I have paid on all my cards, loans, bills, etc on time and paid with at least a little over the minimum on the cards. The reason for coming to Prosper is because I know that there are others out there that understand people problems and have emotions just like me. Unlike the banks, there are people who are willing to lend a helping hand to those who have proven themselves to be trustworthy in borrowing money. I know once in debt it is hard to get out, but I can at least try to make it easier on myself since I am a college student and working a great part time job. I work at a Volkswagen Dealership as an hourly Automotive Technician. While having this job for 2 years, I make a reasonable payroll for the amount of hours I work and I am confident once I have this loan it will make my life a lot easier :)
If you need any questions answered, then I will be glad to spare you anymore details you may need!

Monthly net income: $ 940

Monthly expenses: $ 583 currently, $367 if loan goes through with target interest rate
  Housing: $ 0 (Living with parents)
  Insurance: $ 450 every 6 months
  Car expenses: $0 (Paid off)
  Utilities: $ 0
  Phone, cable, internet: $ 60
  Food, entertainment: $ 50
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 100
  Other expenses: $163 (Existing Prosper Loan), Tool Debt $160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1974	Debt/Income ratio:	48%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	29 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$24,419	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	OUTRAGEOUSFORTUNE	Borrower's state:	NewMexico	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2006) 700-720 (Aug-2006)
Principal balance:	$716.96	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
WORKING CAPITAL
Purpose of loan:
This loan will be used for working capital to be used throughout the year.

My financial situation:
I am a good candidate for this loan because I have had a previous loan with Prosper.  The previous loan will be paid in full this year.  I have never missed a payment and our business has increased almost 15% each year.  We have accounts receivable in the amount of $80,000 which will should receive at the first of August.

Monthly net income: $6500

Monthly expenses:
  Housing: $ 1600
  Insurance: $ 350
  Car expenses: $950
  Utilities: $ 200
  Phone, cable, internet: $150
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$134.38

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2001	Debt/Income ratio:	35%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	backwoodsrider	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008)
Principal balance:	$2,443.31	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Motorcycle modification
Purpose of loan:
This loan will be used to modify my motorcycle to make it accessable as I am in a wheelchair.
My financial situation:
I am a good candidate for this loan because I have a full time job and a large sum on money in savings to pay for most of the modifications but need a little more money as the the price has exceeded my budget but the bike is almost finished.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1994	Debt/Income ratio:	17%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$40,496	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	the-vigilance-atizer	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No more banks
Purpose of loan:
This loan will be used to pay off credit card debts

My financial situation:
Economy got worse in last couple of years and banks got scared of lending. I have built my credit and reputation of paying on time from the beginning. I am employed as CFO, which means I am trusted by the owner of the company. I get paid well and my husband makes close to what I make. We can pay off debt like this without any issues. We have some cash in case of emergency, which we hope we don;t have to use.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.17%	Starting borrower rate/APR:	7.17% / 9.24%	Starting monthly payment:	$154.77

Auction yield range:	3.27% - 6.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1992	Debt/Income ratio:	7%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,768	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ghotiing	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	800-820 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	780-800 (Jul-2008) 780-800 (Apr-2008) 720-740 (Dec-2007) 780-800 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Buy a Violin
My daughter is a violinist.  Recently, I had a chance to upgrade her instrument.  It was an unexpected purchase, but because the new violin is appraised at $11,000 and the dealer offered it to me for $9,000, I took advantage of the discount.

I was able to buy the violin at a discount because I have provided the violin dealer with a lot of business over the years and because of the slow economy.  I think the violin dealer needed to move some inventory to keep the cash flowing.

As part of the purchase, I traded in another violin for $4,000.  Thus, the requested loan is in the amount of $5,000.  Because it was an unexpected purchase, I am requesting the loan so I can break down the purchase into smaller chunks.

I believe with my good credit score and the fact that I have a history of paying on time and paying off a Prosper loan that I am a good candidate for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$227.69

Auction yield range:	17.27% - 20.53%	Estimated loss impact:	26.16%
Lender servicing fee:	1.00%	Estimated return:	-5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1995	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,694	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	109%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	yakult2266	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$4,378.92	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
need extra cash
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have a stable job for the city and county of San Francisco.  It is easy for me if i only pay $200-400 a month for the loan, and I have direct deposite every 2 weeks to my checking account.  I am sure i will make a payment on time.

Monthly net income: $ 3200- $4000

Monthly expenses: $
  Housing: $   500
  Insurance: $ 50
  Car expenses: $ 200
  Utilities: $ 0
  Phone, cable, internet: $ 150
  Food, entertainment: $ 500
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 200
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$272.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1973	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	27y 8m
Amount delinquent:	$0	Revolving credit balance:	$38,887	Occupation:	Dentist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	first-liberty-tsunami	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Writing a Book
Purpose of loan:Writing a book
This loan will be used to?self publish a book that is 90% complete

My financial situation:I have 3 children in college
I am a good candidate for this loan because?I am an honest person who will pay back this loan

Monthly net income: $ $11000

Monthly expenses: $ $11000
??Housing: $2200
??Insurance: $500
??Car expenses: $1500
??Utilities: $500
??Phone, cable, internet: $250
??Food, entertainment: $1000
??Clothing, household expenses $
??Credit cards and other loans: $2400
??Other expenses: $3000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	16	Length of status:	8y 4m
Amount delinquent:	$217	Revolving credit balance:	$140,279	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	revenue-juniper	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
60% LTV Real Estate Lien
Purpose of loan:
This loan will be used to? purchase single family homes to remodel and rent or sale to end buyer.

My financial situation:
I am a good candidate for this loan because? I have been doing this full time for 8 years and now this is the best time to be buying real estate.  My financial situation is very strong with about $250,000 in liquidity with a net worth of 1.5 million.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.90%	Starting borrower rate/APR:	31.90% / 34.31%	Starting monthly payment:	$434.99

Auction yield range:	17.27% - 30.90%	Estimated loss impact:	19.81%
Lender servicing fee:	1.00%	Estimated return:	11.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1974	Debt/Income ratio:	18%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$104,631	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lucrative-economy	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to regain my financial control and get out of credit card debt.

My financial situation:
I am a good candidate for this loan because I have a long credit history since 1974 with never a serious problems (
foreclosure, default, etc.).  I own two homes and have amassed some debt because my wife lost her full time job and is now working part time.

Monthly net income: $ 6000

Monthly expenses: $
  Housing: $ 4000
  Insurance: $ 150
  Car expenses: $500 (over in October)
  Utilities: $ 100
  Phone, cable, internet: $ 200
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1994	Debt/Income ratio:	36%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,156	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	stable-truth	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$854.44

Auction yield range:	8.27% - 13.00%	Estimated loss impact:	8.79%
Lender servicing fee:	1.00%	Estimated return:	4.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1990	Debt/Income ratio:	23%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$315,630	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	elated-asset	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Halfway to total credit freedom
Purpose of loan:
This loan will be used to pay off existing credit card debt.  Like many people, this past several months has caused me to re-evaluate my lifestyle and my plans for the future. A divorce several years ago left me with a large amount of debt and very substantial support payments.  The huge support payments have ended and over the past several months I have paid off tens of thousands of dollars in consumer credit card debt.  However, like so many others, credit card companies have continued to lower my credit limits each month as I pay them down, making it appear that I am 'max'd out' on several cards.  A year ago, my FICO score was over 800...and I have LESS debt today than I did then, but due to lowered limits, my score has dropped.  I want to get the credit card companies out of my life!

My financial situation:
I am an excellent candidate for this loan and an outstanding credit risk for several reasons.  Most importantly, I have made a commitment throughout my life to pay back every debt that I have ever incurred and to make my payments on time.  I have never missed a payment or defaulted on a loan and will not do so in the future.  I have been employed as the General Manager the same automobile dealership for 11 years and have worked for the same person for 15 years.  I am not only an employee of my company, but a business partner with the company owner in both commercial real estate and another business that we own together.  In spite the terrible conditions in the auto industry over the past year...we operate in a small community and we have maintained our profitability even in the last quarter of 2008.  We are a Toyota dealer, as well as a Chevrolet franchisee who has 'made the cut'.  I have been financially conservative throughout my adult life and will be even moreso in the future.  Most of my existing debt was incurred investing in business and real estate that I still own today and still feel are valuable long term investments and then the debt that I had to create in order to pay my ex-wife 'half' of assets that were non-liquid.  Finally, I have been a faithful and diligent customer of several credit card companies for 20 years, making my payments faithfully even when times were difficult...only to find that when times got difficult for them, they have cut limits and hampered my ability to obtain consolidation debt even though it would have resulted in their being paid in full.  I would love to pay you interest over the next few years instead of them!!!!  Please take my money!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1986	Debt/Income ratio:	40%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	24y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,474	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	rdnck84404	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2008) 560-580 (Sep-2007) 560-580 (Aug-2007)
Principal balance:	$1,057.14	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Almost time to refinance house
Purpose of loan: In April our penalty time on our house is up and we want to refinance and get a better interest rate. This loan will go along way to improving our credit score.

My financial situation:
I am a good candidate for this loan because: I currently have a prosper loanand have paid on it for a year now always on time.  I have always paid my bills and paid them on time. We just want to get some other things paid off so we can better our position in life.

Monthly net income: $ My net is $5600.00 my wifes is $ 1800.00

Monthly expenses: $
  Housing: $ 1300.00
  Insurance: $ 121.00
  Car expenses: $ 800.00
  Utilities: $ 120.00
  Phone, cable, internet: $ 65.00
  Food, entertainment: $ 400.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 600.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,951	Occupation:	Investor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	economy-wonder	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property worth $130K buying for 10K
Purpose of loan:
This loan will be used to? buy fix and sell Real Estate property. the purchase price of this property is $8000. And I'm going to have to hold it for 90 before I can sell it.
My financial situation:
I am a good candidate for this loan because?I GOT a great deal and there is NO way I can loose on this deal. There are many exit options. 1.buy ,fix and sell with an agent.
2. sell on eBay or craigslist
3. fix and rent with a INCOME PROPERTY REFINANCING.
4.fix and lease option
 thank you and I'm looking forward to be working with you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2001	Debt/Income ratio:	31%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	6	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pure-community	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Loan Needed to help my Daught
Purpose of loan:
This loan will be used to?

I am applying for a small personal loan to help my youngest daughter through some financial difficulties.  This money will be used to pay for car repairs, first month rent and security deposit on her new apartment.  SHe is a single mother with two children and just recently got out of terrible relationship. I am trying to help her rebuild her life.My financial situation:
I am a good candidate for this loan because?

Monthly net income: $  1365.00

Monthly expenses: $

I have a set income which is stable and received monthly. I live with my second daughter so I do not pay rent or utilities.  I have a good credit history and always pay my bill on times.  I will be on time every month on my loan and I will pay extra to pay the loan off earlier.  Please help me to help my youngest daughter. I know that there are good samaritans and angels out there somewhere.
  Housing: $   0
  Insurance: $  0
  Car expenses: $
  Utilities: $  0
  Phone, cable, internet: $ 0
  Food, entertainment: $  0
  Clothing, household expenses $  0
  Credit cards and other loans: $ 364.
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.27%	Starting borrower rate/APR:	7.27% / 9.34%	Starting monthly payment:	$232.51

Auction yield range:	6.27% - 6.27%	Estimated loss impact:	5.09%
Lender servicing fee:	1.00%	Estimated return:	1.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1997	Debt/Income ratio:	14%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,554	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	meikaizen	Borrower's state:	Pennsylvania	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	780-800 (Jul-2008) 800-820 (Mar-2008) 780-800 (Feb-2008)
Principal balance:	$5,400.74	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Lender-Doctor Investing For Future
This loan will be used to?invest! I am currently a third year Internal Medicine resident at a large academic university hospital.? Because I have been a student for so long, my investing opportunities have been quite limited until recently.? I will use this money to fund my 403b (401K equivalent) and/or my IRA account for tax advantaged investing. The purpose of this loan is simply to give me a little extra safety margin as I more aggressively ramp up my retirement savings while still working for a lesser resident salary.

My financial situation: My current stipend is 49K with very modest expenses.? I spend most of my time working in the hospital and live a relatively simple lifestyle. I am walking distance to work and do not have unreasonable expenses otherwise. All of my medical school loans are in deferment until I finish my training (I recently matched for a 3+ year Cardiology fellowship to start next year, further extending my loan deferments).

My expenses:
Rent: $1030
Utilities/Cell Phone/Internet: $120
Food/Entertainment: $250-300.

I am a good candidate for this loan because?I am as responsible with my money as I am with other aspects of my life. I've kept a flawless record since my teen years so it would be unthinkable to risk undermining that now. My long credit history, credit grade, and low DTI ratio speak for itself. I also moonlight at a MUCH higher hourly rate, so defaulting on this loan is virtually impossible. Perhaps the biggest assurance for you though is that I pretty much have 100% job security with a guaranteed exponential salary curve.

This will be my second loan with prosper. The first was taken in August 2008 and I have made EVERY payment on time. This loan will be no different. My Prosper Letter Grade is skewed from having the prior active loan. My record is otherwise spotless.

I am also a lender on Prosper with approximately $1000 invested before Pennsylvania was excluded from further lending. I think this is a strong and productive lending community and plan to re-invest more into Prosper when it is again available to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$329.86

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1984	Debt/Income ratio:	Not calculated
Credit score:	840-860 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,987	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	melodious-velocity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for our family
Purpose of loan:
Our 2003 Saturn  Vue is starting to show signs of all 106,000 miles we have driven. In fact, last month I paid one third the value of the car to have it fixed in order to pass inspection. It is time to retire the car and purchase something newer.

My financial situation:
I am a good candidate for this loan because I am fanatical about keeping my credit excellent. My situation is a little different, however. About two years ago I lost my job. My wife returned to work and I am now the stay at home parent for four children ages 5, 12, 15 and 18 (the 18 year old is heading off to college in late August). Before losing my job I invested in real estate. I paid cash for a home and rehabed it (total investment about $54k) . The estimated after rehab value was $70,000. It has a tenant, is managed by a property manager and grosses $800 a month. I would love to cash out on some of the equity with a personal loan but without enough income I am deemed not to be a great candidate for banks. I have a credit score of over 800, low debt, and pay all my bills on time. Both our cars are paid for and our home has a mortgage with a low 5.3% rate. My goal is to avoid taking more from our nest egg to purchase a car. Thanks for considering my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$239.75

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1986	Debt/Income ratio:	24%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,202	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exuberant-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting on a new roof
Purpose of loan:
This loan will be used to?
WE WILL BE USING THIS LOAN TO PUT ON A NEW ROOF BEFORE IT STARTS LEAKING.WE APPRECIATE YOU CONSIDERING US FOR A LOAN EVERYONE DESERVES A CHANCE.THANK YOU IN ADVANCE FOR GIVING US A CHANCE TO SHOW YOU THAT WE WILL REPAY YOU BACK.
My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1991	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	18y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,612	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	LOJOE	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$1,045.91	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Personal Loan to Help Out
Purpose of loan:
This loan will be used Pay Off  Credit CardsMy financial situation:
Hello, my name is Joe and I am a SFC in the Active US Army, I have been in for 18 year 10 Months.  I am current on all my bills and I have never missed a Mortgage Payment, Car Payment etc?In over 4 years. I am responsible adult with a loving family.  I want to get out from under the credit cards, the rates are going up. The Money I spend a Month of payment would more than cover the prosper Loan. I hope you will help. I will always pay back, as is proven.Monthly net income: $ 6,000

Monthly expenses: $
  Housing: $ 1076.00
  Insurance: $ 225  Car expenses: $ 600
  Utilities: $ 400
  Phone, cable, internet: $ 100
  Food, entertainment: $500
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1995	Debt/Income ratio:	11%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	55	Length of status:	10y 0m
Amount delinquent:	$515	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	41	Homeownership:	No
Inquiries last 6m:	2
Screen name:	brilliant-payout	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
$8000 First Time Home Buyer Credit
Purpose of loan:
This loan will be used to lend out to a first time home buyer that qualifies for the $8000 tax credit.  I am looking to share the risk with another investor.  I am a fully license loan originator for the past 10 years and would have a complete file with credit report, income docs, asset docs, bank statements...etc.  The IRS forms 5405 and 1040X allows the buyer to claim the $8000 and receive a check for $8000 from the government in 6-9 weeks after closing.  I would be attached to the loan since my commission would be reliant on the funds for closing.  I was thinking that the investor get an upfront 6% fee on the lent money and not have to collect payments.  I would be open to suggestions to see what the market would bare?  How much is a first time home buyer willing to pay to borrower the $8000?  The risk would be similar to a tax return loan.

My financial situation: I'm checking what the appetite for something like this would be so I could offer this as an additional service to my clients.  Each situation would be different.  I can't stress enough that the borrower would be fully approved by my company.  Again, I'm looking for interested parties and think this would be a great service I could provide my clients.  You, the lender, would make your money upfront and be paid back in 6-9 weeks after closing.  We could set it up so that as soon as the client receives the $8000 check from the government they would sign it over to you or deposit it straight into your bank account.  I would prefer to work with someone local in the DuPage IL area since meeting face to face is always safer.  Please feel free to contact me to discuss.

Monthly net income: $ 13,850

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 100
  Car expenses: $ 1000
  Utilities: $ 100
  Phone, cable, internet: $ 105
  Food, entertainment: $ 1000
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 0
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$464.52

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	35.75%
Lender servicing fee:	1.00%	Estimated return:	-13.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	14%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	0y 4m
Amount delinquent:	$1,591	Revolving credit balance:	$1,958	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	117%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Linkin42	Borrower's state:	California	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,900.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008) 540-560 (Aug-2006)
Principal balance:	$3,019.12	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Paying off debt
After a rough year of many vet bills, a lay off, and changes in my personal situation, I have a bit more debt again than I would like.  Now that I am working in a secure job and unusual expenses have tapered, my focus is on smartly paying down debt and improving my credit score once again.

I am a good candidate for this loan because all my current creditors are consistently paid on time every month - car, mortgage, credit cards, etc. . .  In addition, I am a responsible professional with a six figure income who legitimately wishes to improve my credit score and buy a piece of investment property in the next 2 years.  I have successfully paid off one prosper loan, and am currently paying off another (would completely pay it off with this loan).  I am happy to answer any questions or provide any additional information.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1996	Debt/Income ratio:	40%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,180	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	courageous-rate	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Loan
Purpose of loan:
This loan will be used to?
Pay off my capitol one credit cards and pay ahead on my car loan. My monthly retirement check would pay back the loan.
My financial situation:
I am a good candidate for this loan because?
I have a monthly retirement check coming in each month.
Monthly net income: $
$4364.00
Monthly expenses: $
  Housing: $ 965.00
  Insurance: $ 155.00
  Car expenses: $ 310.00 shared with someone else
  Utilities: $ 25.00
  Phone, cable, internet: $ 100.00
  Food, entertainment: $ 150.00
  Clothing, household expenses $ 30.00 retired
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$250.61

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	45%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$37,281	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	intelligent-income	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay debt/transition to payperiod
Purpose of loan:
This loan will be used to pay unexpected expenses, like my daughter's dental work and some needed auto repairs, and to transition to a new pay period.  The county in which I work has always started paying in mid-August but changed to the end of August.  While the pay will be the same, it does cause a financial strain on the front end since I didn't know of this change when planning for summer monthly expenses.
My financial situation:
I am a good candidate for this loan because I am a fanatic about paying my bills!  I have applied for a part time position to make sure this additional monthly expense won't be a problem. Although it doesn't show in my income, I am in a long-term relationship and he contributes to the household expenses.  To me, it is far more important that I meet all my obligations than what my debt-to-income ratio is.  Most of my debt is due to paying for all I could on my daughters' college educations, which is thankfully complete.
I have tried to instill that 'rule' to my daughters--to be responsible and pay your debts--and I lead by example.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.97%	Starting borrower rate/APR:	21.97% / 24.23%	Starting monthly payment:	$377.93

Auction yield range:	17.27% - 20.97%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1983	Debt/Income ratio:	51%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$59,634	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Mommc2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007)
Principal balance:	$1,677.66	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Lower rates and new windows
Purpose of loan:
I would like to pay off my other prosper loan and get new windows for part of the house.

My financial situation:
The first thing I will do is pay off my other prosper loan!

This is my second listing.  I have a current Proserper loan, and  you can see that I am current with it, have it on auto-pay and never miss a payment.  Let me pay the interest to you instead of being milked by the credit card companies!   My husband and I both are gainfully employed.  It has, however, been frustrating to know that we earn so much only to see it go into the interest on our cards.  We own a home and own one of our two cars outright.  We had a year with no car payment and my car died and we were able to borrow a car for awhile before we had to buy one.

Thanks for helping us make this achievable!

I have been at my job for over 5 years so I have a steady income.  I also sell Avon to make extra money.  I worked full time and put myself through college.  All of my student loans are paid off.  I have never defaulted on any loans.  I have always worked hard and have always paid my debts.

I was to sticking to a budget to pay off all my credit cards, but my father became ill and I had to help my mom out with the caregiver expenses.  My husband has many credit cards but they are his debt even though they are on my credit report.

So far I'm doing pretty good getting back on track, but these high interest rates are killing me!!  And getting new windows for the part of the house has become a priority.

Monthly net income: $4,200.00

Monthly expenses: $
  Housing: $ 600 (this is my contribution, my husband pays the rest)
  Insurance: $ 127.00
  Car expenses: $ 420.00
  Utilities: $ 276.00
  Phone, cable, internet: $ 180.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 1388.00
  Other expenses: $ 0.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,085.66

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wise-commanding-leverage	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening a second location
Purpose of loan:
Currently I run the only legal indoor smoking facility in the State of Washington. It is a hookah bar called The Cobra Lounge in Bellingham, WA. I have been running it from Boston where I just recieved my B.A. in Finance and Accounting from a school ranked in the top 20 nationally (you can fill in the blank). I have just returned home and am ready to open a second location. The margins on hookah are very high and we net about 58% of our gross revenue. I have chosen a second location and am in need of a bit of extra cash to cover buildout costs. There was a smoking ban passed 4 years ago in Washington and we are the only ones approved by the government to have indoor smoking (we got this approval by means of setting up a special format for our shop with the help of our attorney). Long story short we are doing very well in Bellingham but it is too small to truly scale our concept. Before the ban was passed there were 5 hookah bars operated profitably in Seattle, now there is only 1 and it is technically illegal. I originally started the business when I was 19 with money from working construction and valet (totaling 65 hrs a week) during my summer vacations. I am putting 25,000 of my own money into this new hookah bar (which is basically everything I have since I just got out of school).  I am an extremely hard worker and you will recieve your money back within a year.

My financial situation:
I am the perfect candidate for this loan because I just got out of school so I live with my parents. I have very little in terms of expenses and work just 1 day a week managing The Cobra Lounge Bellingham from which I recieve 3500/mo.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,750.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$215.97

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	26%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,590	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	CFOGO	Borrower's state:	Georgia	Borrower's group:	Hidden Gems
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	24 ( 100% )	720-740 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	720-740 (Jan-2008) 720-740 (Oct-2006)
Principal balance:	$6,754.59	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
REFI EXISTING LOAN
Purpose of loan:
This loan will be used to refi an existing loan to lower my payment

My financial situation:
I am a good candidate for this loan because I have a perfect payment history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,562	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tigerwoods9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 660-680 (Mar-2008) 700-720 (Aug-2007)
Principal balance:	$2,044.03	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Need Equipment - 715 CreditScore
Purpose of loan:
The loan is for purchasing a high performance piece of equipment for my company that once in place will begin to generate direct revenue/income as a result.  My customers continue to request this service and I do not have it and in the process am turning away work.  Please help me grow my business and help my customers by securing this loan for me and my business.  My new business is www.ohiohorsepower.com  and the piece of equipment is a Chassis Dynomometer.

My financial situation:
I am a good candidate for this loan because I AM A PREVIOUS PROSPER Customer who has made every payment on time and has stable income to support the loan repayment.  I have a 715 Credit Score but Prosper classifies me as HR instead of A credit simply because of self-employment status.

Monthly net income: $ $9000

Monthly expenses: $
  Housing: $ 2000
  Insurance: $ 200
  Car expenses: $ 1000
  Utilities: $ 350
  Phone, cable, internet: $ 400
  Food, entertainment: $ 500
  Clothing, household expenses $ 1000
  Credit cards and other loans: $ 300
  Other expenses: $ 800

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.99%	Starting borrower rate/APR:	25.99% / 28.31%	Starting monthly payment:	$241.71

Auction yield range:	17.27% - 24.99%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$138,781	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	karmystic	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 640-660 (Mar-2008)
Principal balance:	$2,699.57	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Buying Inventory for summer fairs
Purpose of loan:
This loan will be used to?  pay off my existing prosper loan and use the rest to purchase inventory for 2 huge summer in August.
My financial situation:
I am a good candidate for this loan because? I have never been late on a payment. I feel I am dependable and have already paid off some personal debt.

Monthly net income: $ 5,800-6,000
  Housing: $ 480.00
  Insurance: $ 300.0
  Car expenses: $ 200.00
  Utilities: $ 100.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 2,000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$69.45

Auction yield range:	4.27% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2004	Debt/Income ratio:	13%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,041	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	krushen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008) 680-700 (Jan-2008) 680-700 (Nov-2007)
Principal balance:	$2,174.27	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Refinance loan
Purpose of loan:
Refinance my current prosper loan.

My financial situation:
I am a good candidate for this loan because I have paid off most of my debt and my credit speaks for itself. I have drastically improved my credit score from my last score.

Monthly net income: $ 2300

Monthly expenses: $ 1130
  Housing: $ 550
  Insurance: $
  Car expenses: $ 60
  Utilities: $ 80
  Phone, cable, internet: $ 110
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 130
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.98%	Starting borrower rate/APR:	21.98% / 24.24%	Starting monthly payment:	$114.54

Auction yield range:	8.27% - 20.98%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1992	Debt/Income ratio:	5%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,681	Stated income:	$100,000+
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	punctual-leverage	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughter's uniform & books
Purpose of loan:
This loan will be used to? purchase clothes and supplies need for school

My financial situation:
I am a good candidate for this loan because? income is guaranteed to me through a trust created prior to the death of my family for the care of my daughter.

Monthly net income: $
108000
Monthly expenses: $
  Housing: $ 0
  Insurance: $ 100
  Car expenses: $ 125
  Utilities: $ 350
  Phone, cable, internet: $100
  Food, entertainment: $ 500
  Clothing, household expenses $400
  Credit cards and other loans: $750
  Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	3 / 4	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	8	Length of status:	2y 6m
Amount delinquent:	$101	Revolving credit balance:	$19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	careful-power	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Part of Down Payment for Home
Purpose of loan: Down payment on home
This loan will be used to buy a house in Southern California - a very difficult and expensive housing market to get into.

My financial situation:
I am a good candidate for this loan because I own an entertainment hiring agency called M One Studios (www.MOneStudios.com - please check for yourself) which generates  5-6K a month, and at most, maybe 1/4 of that goes to expenses. Additionally, I teach music lessons for advanced high school and college students and make anywhere from $60 - $75 an hour doing this. Even in the almost impossible event that my agency (which is growing every month) would completely tank, I could still make a very good living teaching music. Unfortunately, I'm having a difficult time finding financing for a home that is up to my standards of living in Southern California because as a self-employed business owner, I showed large deductions for expenses for the 2007 and 2008 tax year, and not enough income for a home that is in the 300 - 400K range. I'm looking for another loan to help with my down payment (in addition to the $40 K) I already have saved so that I can get approved for a larger mortgage. The other reason why I want to spend at least that much on the home, is that I'll then be able to have 2-3 roommates paying rent, and be able to cover a large portion of my mortgage costs.
*Note Regarding my Credit Rating*: Citibank approved me for a loan when I was 18 years old, but when we got a better rate through another bank, declined the Citibank Loan. Somehow, they still claim to have paid the loan in full to the college I was attending, although the school never received the funds. I'm in the process of taking Citibank to court over this, as it has destroyed my otherwise nearly perfect credit rating and so far taken me several years to get to the bottom of.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.97%	Starting borrower rate/APR:	13.97% / 16.13%	Starting monthly payment:	$102.49

Auction yield range:	6.27% - 12.97%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$84	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nycCF	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financial/Green Biz Continuing Ed
Purpose:
I am seeking this education loan primarily to cover the cost of obtaining my Chartered Financial Analyst (CFA) designation. This Charter will take my consulting and finance businesses to the next level and coupled with my experience in investment banking and private equity investing it will create new business opportunities. Part of my consulting business is green building oriented so I will be furthering my green technology/renewable energy coursework as well.

My financial situation:
I am a good candidate for this loan because I keep a strict budget, I always pay off loans on-time or early and the resulting education from this loan will increase my income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$102.20

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2002	Debt/Income ratio:	18%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,827	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mikeyg513	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$683.31	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off Credit Cards forever
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have a steady job with extrememly good job security. I have had a prosper loan for over a year now and have paid every bill on time, plus a little more early. I used cards while in college to get by but now that I am out I would like to consolidate to simplify my bills as well as cut my interest rate down.

Monthly net income: $ 2000

Monthly expenses: $
  Housing: $ 325
  Insurance: $ 70
  Car expenses: $210
  Utilities: $ 50
  Phone, cable, internet: $ 80
  Food, entertainment: $ 400
  Clothing, household expenses $ 50
  Credit cards and other loans: $
  Other expenses: $ Credit Cards- 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,017.81

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2004	Debt/Income ratio:	37%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,465	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Kittenbee	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovate an apartment Unit
Purpose of loan:
Renovate a multifamily home (owner occ, 3 units, 3 bdrms ea)

I have no negative credit items, ever, take commitments seriously and am HR credit because of a high DTI due to mortgage. and because I have charged $7500 towards this goal already, which I will refinance.

According to
http://www.zilpy.com/US/New_Hampshire/Hillsborough_County/Manchester/
Median rent for a three bedroom apartment is $1,125, and the vacancy rate is 3.6% in Manchester NH.

I believe I will be able to charge at least $1000 per unit, with tenants paying their own utilities. I am presently occupying one unit with 2 roommates paying $400 / month each.

Monthly mortgage (including escrowed homeowner's insurance and local tax): $1692 (prepaid through October 2009)Upkeep   $200 / month estimatedSubtotal    $1922 / monthIncluding this prosper loan for three years, estimated costs  $2725 / monthPersonal Finances: (Monthly)

Salary    $3200 (gross) [presuming I earn no bonuses, which could be up to $10k / year, and have no raise. I am a top performer in my job role.
              $2600 (realistic take home pay after taxes, helth insurance, etc)

The house should be roughly cash flow neutral, even with the high level of debt associated with it.

My other monthly expenses look something like this:
Food/Dining $320
Entertainment $100
Savings for Retirement $500
"Rent" (to self) $200
Phone $60
Utilities $200
CC Payment $50  ($2500 left from a fixed APR for life offer)
I do not own a car
Subtotal$1430

Presuming that I had a $1000 bleed rate due to my housing investment, I should still be able to handle payments, even if I have forgotten something in my monthly analysis. I attempt to maintain a high savings rate, and will likely repay this loan ahead of schedule, just to inform lenders who may only be interested in people who will hold the loan to term. I would estimate that I will be able to repay the loan in 20 months, and no more than 24 months barring unforseen circumstances.

Thank you for reading and considering helping me rehabilitate my community and begin my property investment portfolio. Feel free to ask any questions you feel are relevant.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1991	Debt/Income ratio:	55%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	25y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,193	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	4
Screen name:	new-yield-glider	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts
Purpose of loan:
This loan will be used to? I would like to payoff some high interest rate credit cards and have money for down payment on a house while the market is good.

My financial situation:
I am a good candidate for this loan because? I have two good study incomes coming in and I know that any loan I inquire i would be able to pay it back with any problem.

Monthly net income: $ 3300

Monthly expenses: $ 2400
  Housing: $ 1500
  Insurance: $ 125
  Car expenses: $ 0
  Utilities: $ 100
  Phone, cable, internet: $ 125
  Food, entertainment: $ 150
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 300
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$273.03

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1978	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	47	Length of status:	12y 3m
Amount delinquent:	$69,560	Revolving credit balance:	$611,396	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	first-reward-baker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a new bathroom
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 25000.00

Monthly expenses: $
  Housing: $ 3400
  Insurance: $ 300
  Car expenses: $ 400
  Utilities: $ 300
  Phone, cable, internet: $ 300
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 1000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.22%	Starting monthly payment:	$103.38

Auction yield range:	14.27% - 24.00%	Estimated loss impact:	15.78%
Lender servicing fee:	1.00%	Estimated return:	8.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1998	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,694	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mylady1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$2,240.53	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off High Interest Rate Debt
Purpose of loan:

Paying off a couple high interest rate credit cards. Thanks for the help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$223.97

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	8%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$147,278	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Dyrn	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
740 credit score, never late.
Q: Why do you want this loan?
A: This loan will be used to pay off a credit card. Given the recent tendancy for credit card issuers to raise interest rates, I prefer having a fixed-rate loan versus carrying a balance on the card.

Q: What are the sources of your income, and how much do you make?
A: I am an Information Assurance consultant with a stable salaried income, serve in the U.S. Air Force Reserve as an officer, and own two rental properties with long-term tenants.

Q: Do you really have almost $150,000 in credit card debt?
A: No. I own two rental properties, each of which I bought using an 80/20 mortgage (i.e. 80% primary mortgage, 20% secondary). The secondary mortgages were structured as Home Equity Lines of Credit (HELOCs) because these are cheaper to set up than traditional Home Equity Loans (HELs). The balances on them are locked as fixed repayments, but because the lines are themselves credit-based, they appear as "revolving."
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$572.86

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1999	Debt/Income ratio:	79%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,519	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brokestudent	Borrower's state:	Oregon	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2007) 700-720 (Feb-2007)
Principal balance:	$3,558.62	1+ mo. late:	0 ( 0% )
Total payments billed:	45
Description
Prosper Helped Me Graduate On Time!
Thank You Prosper Lenders!  Without you I wouldn't have had the financial means to complete my Bachelor of Arts Degree.  It was nice to know that there are people out there that will give someone a break.  I hated taking out federal loans because I would be paying on them for the next 10 years, so I found Prosper.  So why am I back asking for another loan?  Here is my story:

After finishing up at the university last year I decided to embark on financial freedom from debt.   I have been moderately successful.  I took on extra jobs and volunteered to go on a 5 month military deployment earlier this year.   Just having returned from this deployment a couple of weeks ago, I am still working away at this debt.  While I was away, I continued to pay off  private loans including my original Prosper loan-Early.

Not a bad start.  However, as I whittled away at my debt I realized in this economy that my interest rates where increasing.  My only option at this point is to consolidate.  In addition, I have decided to return to school part time to pursue a Master's Degree in Education.  Loan break up 1/3-School, 2/3 Debt Consolidation

I currently make $1600-$1900 per month.
I hold a full-time position through a Temp Agency.  I have already been alerted that my position will now become long term so I don't have to worry about finding another position until I finish graduate school in 2 years.
I also am in the Air Force Reserves.  I work in that capacity once or more a month, and for two weeks during the summer.  I sometimes attend training classes which boosts my income.
Last, I have a small part-position at the university.  This position is only a couple of hours a week.  All of my earnings go to my savings account.

I have included my budget:
Rent:  $400
Groceries  $100.00
Utilities  $105.00
Car Insurance $ 82.00
Car Payment $287.00
Credit Cards  $280.00
Prosper Loan $237.00
Financing: Car Repairs $12.00
Financing: Computer $20.00
                             Total: $1523.00

* I placed everything on the higher end.

My DTI is high due to school loans through financial aid and any additional debt is due to charging school to the credit card, and the car loan. I have never had late payments and try to make extra payments when I can. I hate being in debt, and plan to get out as quick as possible.   Thanks for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1976	Debt/Income ratio:	23%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,773	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	return-cougar6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making Property Improvements
Purpose of loan: This loan will be used to make improvements to two investment properties to add and improve my current monthly cash flow. We will be doing various improvements such as; deck repair/rebuilt, plumbing updated and repaired, electrical updates, ceramic tile replacement/repair and new door installations. We are also adding washer and dryers to both units in order to obtain more rent.

My financial situation: I am a good candidate for this loan because not only do I receive my retirement pay from the military but also commission from a full time job which considered an independent contractor. My military retirement pay alone could take care of this payment if needed but will not. The properties which will be improved will rent for a guaranteed amount of $1200.00 each. The mortgages on these properties combined equal only $1100.00 total, leaving $1300.00 a month cash flow which will easily take care of this loan.

Monthly net income: $ 3750 (Military Retirement Pay)
Independent Contractor Pay(Varies) $0-$4000.00 per month
Monthly expenses:
Housing: $ 1100.00  Insurance: $ 175.00  Car expenses: $ 0  Utilities: $ 275.00  Phone, cable, internet: $ 125.00  Food, entertainment: $ 175.00  Clothing, household expenses $ 100.00  Credit cards and other loans: $ 0.00  Other expenses(savings): $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.90%	Starting borrower rate/APR:	9.90% / 12.01%	Starting monthly payment:	$80.55

Auction yield range:	3.27% - 8.90%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1991	Debt/Income ratio:	2%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	18y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,617	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Integrity1st	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	800-820 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	800-820 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Military move from Italy to US
Purpose of loan:
    I have just received short-notice orders to return to the US from my current station in Italy. My wife and children are back on the west coast due to a family illness and I will incur some cost in getting them to our new duty station in the Northeast. Additionally,  I will be buying a car upon my return and will have some unforeseen expenses before I am settled. Therefore, I'd like to have a few more $$ in the war chest when I return.

My financial situation:
    I am steadily employed as an Active Duty Commander in the Navy and live below my means so I can afford to invest in real estate and the stock market. My hope is to be a financial planner, investor, and philanthropist after I retire from the military in a few years.  I have $78,000 in non-retirement investments that I would rather leave unsold as they are undervalued given the recent financial turmoil. I also have $17,000 of cash value in a whole life policy that I can borrow against, but would rather leave alone to accrue interest.

    If there was ever an issue with loan repayment, I would simply defer investing to pay off your loan. I have a strict accounting method and investment plan, which is why I want to maintain my investing momentum and keep borrowing for moving expenses separate. As you can see by my excellent credit history and my low DTI, you are essentially taking on a NO-RISK loan.   I will draw $9,500 per month in gross pay, food, and housing allowances for the next three years. I am close to retirement so I am not going to resign from the Navy and the Navy will not discharge me, so job security is guaranteed. My family situation is stable with a loving wife and two rather remarkable kids.

Why I am using Prosper:
    Quite simply, I am using Prosper to borrow money only because I want to maintain my disciplined adherence to investing and would rather spread out the one-time cost of moving from Italy to the US over a monthly installment plan. Thanks for your interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.67%	Starting borrower rate/APR:	23.67% / 25.96%	Starting monthly payment:	$546.84

Auction yield range:	8.27% - 22.67%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	18%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	29y 5m
Amount delinquent:	$0	Revolving credit balance:	$30,367	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	receptive-loan	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Newlywed consolidating credit cards
Purpose of loan:
This loan will be used to pay off and consolidate my credit cards.

My financial situation:
I am a good candidate for this loan because I have a steady job; I've been employed with the same organization since 2001 and I've been promoted 4 times. I recently paid off my car (320/month) and lowered my rent by $100. I'm currently paying $200 a month for the two credit cards I want to consolidate. I plan on using the combination of savings and current payment to pay for this loan - and finally get out of credit card debt and never go back!

Monthly net income: $
I normally clear $4,753 a month. Some months you get paid 3 times: $7,129.

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 120
  Car expenses: $ paid off
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 250
  Credit cards and other loans: $ 350 (undergrad and grad school loans)
  Other expenses: $ 80 transportation - NYC Subway
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$91.32

Auction yield range:	17.27% - 17.75%	Estimated loss impact:	18.98%
Lender servicing fee:	1.00%	Estimated return:	-1.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2002	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,134	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	meowloki	Borrower's state:	Nebraska	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,999.00	< mo. late:	0 ( 0% )	580-600 (May-2008)
Principal balance:	$3,702.05	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off 401k loan
Purpose of loan:
This loan will be used to? Pay off my 401k loan,

My financial situation:
I am a good candidate for this loan because? I have already had one prosper loan that is in good standing. I will be using part of this to pay off the current Prosper loan that I allready have. I plan on paying this off within a 12month period. Thanks for you consideration :) I have been employed at the same job for almost 6 years. The credit inquires are due to a car dealership that "shot gunned" my credit, to find me the best rate so they say.

Monthly net income: $ 3000

Monthly expenses: $
  Housing: $ 400
  Insurance: $
  Car expenses: $ 350
  Utilities: $ 75
  Phone, cable, internet: $ 50
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2003	Debt/Income ratio:	50%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$21,052	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	impeccable-compassion	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards/Car loan
The purpose of this loan is to consolidate my credit card debt and organize it into one monthly payment. If I'm able to do this I will be better able to manage my finances and show creditors that I am making a stronger effort to come out of debt sooner. My financial situation is not a dire one, but this is a burden that I'd like to prevent from becoming one. I am a good candidate for this loan because I make my payments in a timely fashion as to not be late and accrue any more fees than necessary. I have steady income that can support me while I'm paying back this loan as well as my monthly finances. With all of my monthly finances and all, I have at least a third of my pay left for miscellaneous things. Below are high estimates of a few my expenses, excluding rent, utilities, phone/internet. All others are slightly higher and are usually lower.

Monthly net income: $ 3400
Monthly expenses: $ 1400 (including rent, car note, and student loan)
Housing: $ 425
Insurance: $ 76
Car expenses: $ 200
Utilities: $70
Phone, cable, internet: $ 110
Food, entertainment: $ 200
Clothing, household expenses $ 250
Credit cards and other loans: $ 300
Other expenses: $

I hope this shows that I'm trying to become a more responsible persona with my financial situation and solidifies me as a strong candidate for the long.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1990	Debt/Income ratio:	25%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	44	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$42,852	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	32	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	TomMinnesota	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 92% )	660-680 (Latest)
Principal borrowed:	$3,600.00	< mo. late:	1 ( 4% )	660-680 (May-2009) 620-640 (Jun-2007) 600-620 (Feb-2007) 600-620 (Jan-2007)
Principal balance:	$1,610.97	1+ mo. late:	1 ( 4% )
Total payments billed:	24
Description
HELP! Getting Out Of Debt!
I am 36 years old, and a business professional earning $102,000 per year plus bonus.  A few years back I took a leap and opened my own business, which due to the economy did not provide the growth I needed to continue.  I'm almost done paying off previous debts I accumulated due to being self-employed.  This will allow me to consolidate several debts into one payment.  I have another Prosper loan with excellent payment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	18%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mival	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 540-560 (Jul-2008) 520-540 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Paying off high interest loan
Purpose of loan:
This loan will be used to pay off high interest loan

My financial situation:
I am a good candidate for this loan because?I work very hard and pay my bills!

Monthly net income: $ 2,000.00

Monthly expenses: $
  Housing: $ 474.00
  Insurance: $90
  Car expenses: $520.00
  Utilities: $ 200.00
  Phone, cable, internet: $75.00
  Food, entertainment: $200.00
  Clothing, household expenses $50.00
  Credit cards and other loans: $116.00
  Other expenses: $80.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416894
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1990	Debt/Income ratio:	13%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	46	Length of status:	3y 4m
Amount delinquent:	$45,278	Revolving credit balance:	$630	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jmart30702	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt
Purpose of loan:
(explain what you will be using this loan for)
Debt consolidation
My financial situation:
(explain why you are a good candidate for paying back this loan)
Solid job
Monthly net income: $
11000
Monthly expenses: $
  Housing: $ 3500
  Insurance: $ 200
  Car expenses: $ 500
  Utilities: $ 150
  Phone, cable, internet: $ 150
  Food, entertainment: $ 500
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 1500
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$290.32

Auction yield range:	11.27% - 22.00%	Estimated loss impact:	10.53%
Lender servicing fee:	1.00%	Estimated return:	11.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,241	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	apnumber4	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008)
Principal balance:	$3,054.46	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Home Improvement , Advertising
Purpose of loan:
I am remodeling my basement this year , so I can add square footage , I am wanting to move in a couple of years and this will add value to my home ,staying here in Oklahoma City of course. I am an established Realtor here in OKC. I also need to invest in a little more advertising, the market in OKC is still good but I want my business to continue growing.

My financial situation:
I am a good candidate for this loan because I have owned a home for 7 years..I have little debtload, I am a good person and am impressed with how Prosper works! Although my income can fluctuate as a Realtor I keep my overhead low.

Monthly net income: $ 8000

Monthly expenses: $
  Housing: $ 650
  Insurance: $ 300
  Car expenses: $ 768
  Utilities: $ 300
  Phone, cable, internet: $ 300
  Food, entertainment: $ 500
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 300
  Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1999	Debt/Income ratio:	23%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,067	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	orange-bid-charmer	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying equipment fitness center
Purpose of loan:
This loan will be used to help start up a fitness center, called true strength fitness. we want to be a positive influence in our community by providing jobs and sincerely caring for our clients to help the reach there goals. With everyday encouragement, and with true passion for what we do, you can expect more with true strength fitness?

My financial situation:
I am a good candidate for this loan because,I've been in fitness for 10years I am a veteran (U.S.M.C) I have a passion for fitness and goal setting. I love helping my clients reach there goals. Fitness helps relieves stress, helps with self esteem, fitness does so much ?

Monthly net income: $ 5000

Monthly expenses: $
  Housing: $ 1750
  Insurance: $
  Car expenses: $ 640
  Utilities: $ 100
  Phone, cable, internet: $ 49
  Food, entertainment: $ 150
  Clothing, household expenses $
  Credit cards and other loans: $ 50
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1993	Debt/Income ratio:	17%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,507	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	value-fixer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cross country move assistance
Purpose of loan:
This loan will be used to help finance my relocation to Alameda, California.  I currently live in Athens, GA but am moving to Alameda in the next couple days and could use some extra money to help pay the moving company, pay part of next month's rent, etc

My financial situation:
I am a good candidate for this loan because I have steady income from a very secure job and I have a good credit score.

Monthly net income: $ $3000

Monthly expenses: $
  Housing: $ 550
  Insurance: $
  Car expenses: $ 450
  Utilities: $ 175
  Phone, cable, internet: $ 40
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$868.64

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1989	Debt/Income ratio:	64%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,279	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	happygal40	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to? consolidate my credit cards.  I was out of work, in that time I incurred credit card debt.  I now have a great job working for the state and I have set a goal to get out of debt.  My house sold in a short sale and that is why my credit score went down 100, (thanks countrywide) and my job requires a credit score of 650 to stay employed.  I am looking forward to one interest rate and one payment.

My financial situation:
I am a good candidate for this loan because? I must maintain a good credit rating for my job and I truly want to move forward to purchase a home in the next couple of years.  I love my job and was on the waiting list for such a long time.  I was persistant and it paid off.  Obtaining a personal loan is so hard and this is a great opportunity for me to get my finances in order.  Got my daughter through college and now I would like to go back.

Monthly net income: $ 3400.00

Monthly expenses: $
  Housing: $ 475
  Insurance: $ 100
  Car expenses: $ 612
  Utilities: $ 60
  Phone, cable, internet: $ 104
  Food, entertainment: $ 200
  Clothing, household expenses $
  Credit cards and other loans: $ 950.00   with no end in site
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$725.76

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1990	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	19y 0m
Amount delinquent:	$129	Revolving credit balance:	$9,359	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	established-capital	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
pay off 3,400 balance for vehicle, 9,500 to pay off all credit cards, 7,000 to pay off thrift savings loan, 2,000 to pay off payday loans, and rest will be put in savings for emergency payments on this loan.
My financial situation:
I am a good candidate for this loan because?
I have a job with the Navy, I pay 1,000 dollars a month for current credit bills, I have not failed to pay current credit bills. I have an associates degree and am working on a bachelors for history teacher.
Monthly net income: $
4,400
Monthly expenses: $
  Housing: $ 1,107.80
  Insurance: $ 100
  Car expenses: $ 221.00
  Utilities: $ 750.00
  Phone, cable, internet: $ 60.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 60.00
  Credit cards and other loans: $ 800.00
  Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$90.72

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2002	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,134	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	meowloki	Borrower's state:	Nebraska	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,999.00	< mo. late:	0 ( 0% )	580-600 (May-2008)
Principal balance:	$3,705.52	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off 401k loan
Purpose of loan:
This loan will be used to? Pay off my 401k loan,

My financial situation:
I am a good candidate for this loan because? I have already had one prosper loan that is in good standing. I will be using part of this to pay off the current Prosper loan that I allready have. I plan on paying this off within a 12month period. Thanks for you consideration :) I have been employed at the same job for almost 6 years. The credit inquires are due to a car dealership that "shot gunned" my credit, to find me the best rate so they say.

Monthly net income: $ 3000

Monthly expenses: $
  Housing: $ 400
  Insurance: $
  Car expenses: $ 350
  Utilities: $ 75
  Phone, cable, internet: $ 50
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	20y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,293	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	rgamaro2000	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I will be paying less than I'm already paying for my credit card debts. I am good  paying all my bills

Monthly net income: $ 2,750

Monthly expenses: $ 2,600
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$521.97

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1988	Debt/Income ratio:	23%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$18,157	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pghgator	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education Loan for son
Purpose of loan:
As everyone knows, the credit markets are totally frozen and there is no way to get private money for education.  This loan will be used exclusively for tuition costs for the next term.

My financial situation:
I am a good candidate for this loan because? our household income is in the mid-100's and both jobs are stable as I manage distressed real estate and spouse is a teacher.  The credit scores took a ding when the CC companies began slashing limits which affected the D/I/R.  We had more than $30k (Free and clear) CC's limits which were wiped out by their cancelation.

Rent:  $1575
Utilities: $200
Iauto's  $900
CC:   $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$111.98

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2005	Debt/Income ratio:	34%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,892	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	responsibility-prominence	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
Purpose of loan:
This loan will be used to pay for my tuition. I have finished the first year of fashion design major at FIT in I work 4-6 days a week as a bartender/ server in a local chain restaurant, therefore I have a steady income. I live together with my boyfriend, which helps financially for us both. Monthly net income: $ 21304.63
Monthly expenses: $
  Housing: $ 450
  Car expenses an insurance: $ 80
  Utilities, phone, cable, internet: $ 150
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 500
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,360.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.39%	Starting borrower rate/APR:	20.39% / 22.63%	Starting monthly payment:	$499.16

Auction yield range:	17.27% - 19.39%	Estimated loss impact:	35.59%
Lender servicing fee:	1.00%	Estimated return:	-16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	50%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,152	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	5
Screen name:	fcash777	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 100% )	620-640 (Latest)
Principal borrowed:	$14,775.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 600-620 (Feb-2008) 600-620 (Jun-2007)
Principal balance:	$5,026.21	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
3rd Prosper loan, was never late!!!
Purpose of loan:
I would like to pay off my current Prosper loan to obtain a lower interest rate and pay off my wedding.

My financial situation:
I currently gross 55,703.00 a year. Monthly is 4658.58 and my wife has a gross income of 55,513.00. We clearly make plenty of money, but would like to pay less in interest. When I got out of the military I fought for 2 years trying to keep up with all my payments but was unsuccessful considering I was not making what I made in the military and had to file for bankruptcy. The last 5 1/2 years (since the bankruptcy) I have never been late on any payments and have had perfect credit since. Unfortunately the bankruptcy is keeping my credit score down in the low 600's which is why I'm rated low on this site. I am a safe bet for investors. I have proven this by always paying on time with my past prosper loans and ALL my bills since the bankruptcy.

I have been in the same field of work for 8 years and love what I do. I have had a great professional relationship with my current jobs CEO and executives for the last 5 years which is why they asked me to come join their team a couple years ago. My job is very stable and I don't plan on going anywhere. Thanks again for your time.

Monthly net income: $
3,450.00 and 3,600.00 from my wife

Monthly expenses: $
  Housing: $ 1555.00
  Insurance: $ 97.00
  Car expenses: $ 769.00  Gas 200.00
  Utilities: $ 120.00
  Phone, cable, internet: $ 99.00
  Food, entertainment: $ 400.00
  Clothing, household expenses $ 169.00
  Credit cards and other loans: $ 312.00 Prosper, 121.00 American General, and 260.00 for our wedding loan.
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$290.32

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1994	Debt/Income ratio:	18%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	16y 10m
Amount delinquent:	$980	Revolving credit balance:	$2,871	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Bubbles01	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	29 ( 97% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 3% )	680-700 (Apr-2009) 620-640 (Jan-2008) 740-760 (May-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Basement room for my son
Purpose of loan:
This loan will be used to?  Add a room in the basement for my oldest son :>
My financial situation:
I am a good candidate for this loan because?   I have been teaching for the past 16 years, so my job is pretty much recession proof.  I have also had 2 Prosper loans and as promised paid them off early.  I plan to do the same with this loan.

I'm not sure how why Prosper has given me a HR ???  My score has improved by five grades since my last loan and my TransUnion Fico is 687 which I can verify.

Monthly net income: $ 3500.00

Monthly expenses: $
  Housing: $ My husband pays it
  Insurance: $ 200.00 mo.
  Car expenses: $ 2002 Dodge Caravan is paid for.
  Utilities: $ Gas & Electric 315.00 on the DTE
  Phone, cable, internet: $ 150.00  AT&T budle plan
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 400.00
  Credit cards and other loans: $ 600.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$259.99

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1990	Debt/Income ratio:	21%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$52,192	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mamlukman	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$5,670.02	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
want to pay off 25% credit card
Purpose of loan: I want to pay off an HSBC credit card debt.
This loan will be used to pay off the HSBC card. They raised my interest rate to 25% two months ago for no reason.

My financial situation: I have had the same job for over eight years; my net income per month after deductions is about $4,100; most of that goes toward paying off credit card debt, which should be paid off in about two more years. In past years I have cashed in some of my 401k to cover this sort of thing, but this year, with a 35%+ decline in value, it would be too expensive to take the loss!
I am a good candidate for this loan because I have never missed a payment on any debt, ever. I pay several times the minimum on almost all credit cards. I have paid off one credit card in the past year and will pay off three more (the closed cards) by the end of this year. My credit score is less than excellent simply because I concentrate on paying off closed cards first--for example I have balances of $1,350 (Bank of America at 9.5%), $2,550 (Wachovia at 8%), and $1,500 (American Express at 11.25%) on closed accounts. I also have a home equity loan for $15,000 at 4.5%. Open credit cards are at low rates of interest (except for my friends at HSBC!): Wachovia 11% on $900, FIA, 9.9% on 7,900 and 2.9% on 2,500; Discover, 5.9% on $1,000, 11.24% on 1,000, and almost $1,000 at no interest; National City, 13% on 10,000, and a previous loan from Prosper at 13% (for $7,500, now paid down to $5,670).

Monthly net income: $ 4,100

Monthly expenses: $ 1,150+credit card payments
??Housing: $183 (remaining mortgage is about $20,000, which is my wife's responsibility; I pay half the escrow, or $183 a month. House is assessed at $323,000.)
??Insurance: auto insurance of $400 a year; property about $900 a year--included in escrow; life insurance of $800 a year
??Car expenses: $80; just gas and repairs when needed--since I take public transit to work, gas is minimal; bought a 1993 Camry for cash in 2006
??Utilities: $100 (only electric)
??Phone, cable, internet: $90
??Food, entertainment: $600
??Clothing, household expenses $0
??Credit cards and other loans: $2,950
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1983	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$228,167	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reward-amigo	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Rate Cards
Purpose of loan:
I am paying off a credit card that now has a bad rate.

My financial situation:
I have been a Jiffy Lube franchisee for 22 years. Often I have used personal lines of credit to help grow my business which is currently four locations.  In the last year several credit card lenders have reduced my credit lines.  This made the outstanding balance a high percentage of the availabe credit.  This in turn sent my FICO scores down, as they use percentage of borrowings relative to availabe credit as one factor in the score. I have never had a late payment...ever.  Now the card companies have increased rates far above what I feel is reasonable, so I am looking to replace some of those with my first loan here at Prosper.  My total debt continues to decline and I want to excellerate that reduciton by applying more to principal than interest.  Thanks for considering my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$79.16

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1971	Debt/Income ratio:	14%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	17	Total credit lines:	43	Length of status:	15y 2m
Amount delinquent:	$5,845	Revolving credit balance:	$4,863	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	46	Homeownership:	No
Inquiries last 6m:	4
Screen name:	pcimin00	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008) 600-620 (Feb-2008) 600-620 (Jan-2008) 600-620 (Nov-2007)
Principal balance:	$757.37	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Debt Consolidation
I needed a Fresh start and prosper lenders gave me that start last may 2008,I want to establish a good payment history at Prosper so I can use these loans to settle my delinquent accounts that are at some collection agencies,I have to start re building my life,I am so serious that I am willing to pay a high interest rate so I can establish a good payment history at Prosper and use these loans to pay off my credit cards,and as time goes on and this loan Is Paid off,I will re apply and If Funded,pay off other cards,I had a minor setback and some medical Issues and my good credit History enabled me to take advantage of pre approved credit offers In 2006,I never realized how fast 7 years of good credit can be ruined In 90 short days , with consumer credit counseling and my own lessons learned, I have learned a valuable lesson in the use of credit.I would be a fool to ruin this opportunity To not make on time payments,and establish good credit,either way I am seeing light at the end of the tunnel and these cards will be paid,It Is just that a funded loan through prosper makes the Long road back seem less long and less Traveled.

I also hope any prospective lender will take my good payment history with my other active prosper loan in consideration to fund this loan request,I have not missed or been late with any of my monthly payments.
Thank you for your Time,
Eternally Grateful.....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.97%	Starting borrower rate/APR:	13.97% / 16.13%	Starting monthly payment:	$153.73

Auction yield range:	6.27% - 12.97%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1986	Debt/Income ratio:	19%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,180	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unafraid-funds	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help son
Purpose of loan:
This loan will be used to? help my son who is in the military re-establish his credit

My financial situation:
I am a good candidate for this loan because? my credit is good and I 've always payed my bills in a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$400.98

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	16%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	26y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,237	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Yvette43	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	780-800 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	780-800 (Mar-2008)
Principal balance:	$1,800.61	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off a high interest credit card account.

My financial situation:
I am a good candidate for this loan because I have excellent credit and have always paid my bills on time.  I have been a very good customer of one of the large credit card companies for over 10 years and have a very good relationship with them.  I have always paid my bills on time and have even paid more than the minimum monthly payment.  However, because of the upcoming restrictions on credit card companies that will take place in 2010, the company raised my interest rate from 9% to 17.9% even though I had always paid them on time and have never been late.  This greatly increased my monthly payments and rendered me unable to pay more than the minimum monthly payments which are a stretch at this time.

I really want to maintain my good credit rating and continue to pay my bills on time; therefore, I am requesting a loan for $12,000 to pay this company off and maintain my good standing with this company.

In the past year, I have successfully paid off several smaller credit card accounts and I'm on my way to becoming debt free.  I am also in the process of paying off a current loan with prosper that was used for the expansion of my small business.  My business has really prospered as a result of my last loan from prosper.

Please assist me in obtaining a lower interest rate and paying off this high interest credit card account.  Your assistance in this endeavor is very much appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$613.75

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1995	Debt/Income ratio:	29%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$32,080	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exuberant-value	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off higher Interest debt
Purpose of loan:
This loan will be used to pay off higher interest cc debt. I have not been late on any debt obligations in over 5 years. Currently pay mortgage and all debts on time and recently increased cash flow by renting a room in house for $800/month.

My financial situation:
I am a good candidate for this loan because I pay all bills on time and continue to increase income. Renting out room has added $800/month. Also, I have access to retirement savings via roth, 401k, and individual stock accounts if I ever needed to liquidate to pay debts. By getting loan my monthly obligation will decrease making ability to pay back even stronger. Currently work in Healthcare/IT and job is very secure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	30%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,167	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	investment-nurse	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New carpet, paint, kitchen remodel
Purpose of loan:
This loan will be used to? remodel an older home that was left to my wife and I from her parents who have both passed away.  They lived in the home for 40 years and it needs a little cosmetic remodel to be more presentable when we decide to list the home and property for sale.

My financial situation:
I am a good candidate for this loan because?my career is very stable.  I am a firefighter with the City of Caldwell Idaho and have been employed with them for 4 1/2 years full time.  I also volunteered for them 2 years prior to being hired full time.  I don't have much debt and I am very responsible in paying my bills each month.  I do have 2 negative accounts on my credit report: The first is a medical collection from Oregon that I didn't know I had until I pulled my own report last month.  The balance was $98.00 held with CDI Affilitated Services.  I contacted them by phone and paid the bill in full on June 11, 2009.  I have a confirmation letter with me to show that this is in fact paid.  The second is a closed account with Home Depot.  This account went into default without my knowledge.  I was deployed as Fire/Rescue to Florida to assist with hurricane relief during which time the person I had taking care of my bills did not make any monthly payments on this account.  When I returned home I found that the account had defaulted and was closed.  I contacted them and paid the balance in full immediately.  Please take into consideration my explanations of these events and know that I did not knowingly miss payments.  I am very careful about making payments and always pay my debts back.  Thank you for your consideration in helping me with this need.

Monthly net income: $3200.00-3400.00

Monthly expenses: $
  Housing: $ 825.00 rent
  Insurance: $ 215.00 renters, 2 auto, 1 rv trailer
  Car expenses: $  625.00 month
  Utilities: $ 75.00
  Phone, cable, internet: $ 120.00
  Food, entertainment: $ 150.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 300.00
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.35%	Starting borrower rate/APR:	18.35% / 20.56%	Starting monthly payment:	$726.56

Auction yield range:	17.27% - 17.35%	Estimated loss impact:	25.96%
Lender servicing fee:	1.00%	Estimated return:	-8.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,243	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	elegant-treasure	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Expansion
Purpose of loan: My company is off and running already, I am almost finished with the expansion (self funded) and I need follow-up funds to complete the new websites (with pre-sales).
This loan will be used to?Help fund the finishing of three major expansion points. My company is already in charge of some major advertising accounts and we are finishing the expansion into a new website advertising network with pre-sales.

My financial situation: I have self-funded this company from day one. We have been open for 15 months and control the marketing for some major companies. We do cash flow but I am running out of personal funds to finish my multiple expansion points. The company is based on me, plus I have 2 other employees so far.
I am a good candidate for this loan because? This company will excel in all areas we are in. Our clients see huge results in their marketing and namely their websites. These expansion points open up for-sale advertising sites that already have pre-sales. We just need to finish them. We are a new company so funding is hard and self funding is getting more than I can handle. My background is 7 years as a GM for a 4 star resort, Chairman for Marketing on a Chamber of Commerce, I run the marketing now through my company for both the resort and the chamber as well as a top golf course. WE WILL MAKE IT... This expansion is the first marketing we have done for our company and out of the 65 packets that were sent two days ago, 21 were requested. We will be growing. We also have 2 partner buy in options waiting for our expansion to complete. We are in new waters for the industry with very positive signs. I would also look at lower funds but small funding will not finish these projects.

Monthly net income: $ 8500.00 prior to expansion

As far as our expenses, I have not taken money out of the business at this point (beyond repayment) I will continue to work on zero wages until we finish the expansion?
Information in the Description is not verified.